Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

dated as of October 9, 2025

among

DP RBL CO LLC,
as Borrower

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

and

the Lenders party hereto

KEYBANC CAPITAL MARKETS INC.,
as Coordinating Lead Arranger and Sole Bookrunner

BARCLAYS BANK PLC, CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIBANK, N.A., CITIZENS BANK, N.A., DNB CARNEGIE, INC. (f/k/a DNB MARKETS, INC.), KEYBANC CAPITAL MARKETS INC., MIZUHO BANK, LTD., MUFG BANK, LTD., TRUIST SECURITIES, INC., AND U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIZENS BANK, N.A., MIZUHO BANK, LIMITED, AND TRUIST BANK,
as Co-Syndication Agents

DNB BANK ASA, NEW YORK BRANCH, AND U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents

CANADIAN IMPERIAL BANK OF COMMERCE,
as Lead Sustainability Structuring Agent

DNB BANK ASA, NEW YORK BRANCH,
as Co-Sustainability Structuring Agent

[Second Amendment]

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Revolving Credit Agreement (this “Second Amendment”) dated as of October 9, 2025, is among DP RBL CO LLC, a Delaware limited liability company (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), KEYBANC CAPITAL MARKETS, as Coordinating Lead Arranger and Sole Book Runner, and KEYBANK NATIONAL ASSOCIATION, as Issuing Bank.

RECITALS

A.          The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of March 14, 2025 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

B.        The Borrower has requested, and the Lenders and the Administrative Agent have agreed, to (i) reduce the Borrowing Base from $900,000,000.00 to $825,000,000.00 and (ii) amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.           Definitions.  Unless otherwise defined in this Second Amendment, each capitalized term used in this Second Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2.          Amendments.  Subject to the Satisfaction of the Conditions Precedent in Section 4 of this Second Amendment, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date to read in full as follows:

2.1       Amendment to Cover Page. The Cover Page of the Credit Agreement is hereby amended by replacing “DNB MARKETS, INC.” with “DNB CARNEGIE, INC. (f/k/a DNB MARKETS, INC.)”.

2.2        Amendments to Section 1.02.

(a)          Section 1.02 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

1	[Second Amendment]

“Canvas” means Canvas Energy Inc., a Delaware corporation.

“Canvas Energy Acquisition” means the merger transaction upon and pursuant to the terms and conditions of the Canvas MIPA whereby Canvas shall become a wholly-owned Subsidiary of Diversified Production.

“Canvas Energy Distribution” means an amount equal to (a) the Canvas RBLCO Sale Proceeds in an aggregate amount not to exceed $60,000,000.00, plus (b) an amount of proceeds of one or more Borrowings made after the Second Amendment Effective Date and on or before the date of the Canvas Energy Distribution in an aggregate amount not to exceed $40,000,000.00.

“Canvas MIPA” means that certain Agreement and Plan of Merger dated as of September 8, 2025, by and among Diversified Production, Parent, Corsair Merger Sub, Inc., Canvas, and CEI Representative LLC.

“Canvas RBLCO Sale Proceeds” means the cash Net Proceeds of sales of undeveloped acreage to which no Proved Reserves are attributed received by a Loan Party during the period commencing on August 1, 2025 through the date of the Canvas Energy Distribution and which are identified to the reasonable satisfaction of the Administrative Agent.

“Second Amendment Effective Date” means October 9, 2025.

(b)         Section 1.02 of the Credit Agreement is hereby amended by amending and restating the definition of “Free Cash Flow” therein to read in full as follows:

“Free Cash Flow” means, as of any time of calculation thereof, EBITDAX for the most recently ended Test Period minus the sum, without duplication, of the amounts for such four Fiscal Quarter period of:

(a)        capital expenditures paid in cash (other than to the extent such capital expenditures were themselves (or were incurred in connection with) an acquisition),

(b)          consolidated interest expense paid in cash,

(c)          taxes paid in cash,

(d)          exploration expenses paid in cash, and

(e)          Canvas RBLCO Sale Proceeds to the extent included in the Canvas Energy Distribution.

(c)       Section 1.02 of the Credit Agreement is hereby amended by amending the definition of “Secured Affiliate Cash Management Obligations” by replacing the reference to “Secured Cash Management Lender” with “Secured Cash Management Bank”.

2	[Second Amendment]

(d)         Section 1.02 of the Credit Agreement is hereby amended by amending and restating the definition of “SPV Cash Flow” therein to read in full as follows:

“SPV Cash Flow” means, for any Test Period, an amount equal to (a) cash distributions actually received by Diversified Production during such Test Period on account of its Equity Interests in (i) Subsidiaries that are parties to ABS Transactions and (ii) DP Lion Equity Holdco LLC, minus (b) the portion of such cash distributions that constitute the cash Net Proceeds of sales of undeveloped acreage to which no Proved Reserves are attributed by a Person described in the preceding clause (a)(i) or (ii) and which are identified to the satisfaction of the Administrative Agent.

2.3        Amendment to Section 8.01.

(a)        Section 8.01(w) of the Credit Agreement is hereby amended by replacing “25%” with “20%”.

(b)        Section 8.01(x) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(x)         Certificate of Financial Officer – Restricted Payments.  Within five (5) Business Days after the end of each Fiscal Quarter, a certificate of a Financial Officer of the Borrower (substantially in the form of Exhibit L) setting forth the various Restricted Payments (if any) made by the Borrower during such Fiscal Quarter pursuant to Section 9.04(a)(v) and Section 9.04(a)(vi) and certifying that the Borrower was in compliance with Section 9.04(a)(v) and Section 9.04(a)(vi), as applicable, at such times as required therein as of the date of each such Restricted Payment, together with reasonably detailed calculations demonstrating such compliance.

2.4        Amendments to Section 9.04.

(a)        Section 9.04(a)(vi) of the Credit Agreement is hereby amended by replacing “25%” with “20%”, and replacing “; and” with “, so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would occur as a result;”.

(b)        Section 9.04(a)(vii) of the Credit Agreement is hereby amended by inserting “and” at the end of the clause.

(c)        Section 9.04(a) of the Credit Agreement is hereby amended by inserting the following clause (viii) to read in full as follows:

(viii)     the Borrower may make the Canvas Energy Distribution in cash on or before January 6, 2026 contemporaneously with the closing of the Canvas Energy Acquisition, so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would occur as a result;

3	[Second Amendment]

2.5        Amendments to Exhibits.

(a)	Exhibit K to the Credit Agreement is hereby amended and restated and replaced in its entirety with Exhibit K attached to this Second Amendment.

(b)	Exhibit L to the Credit Agreement is hereby amended and restated and replaced in its entirety with Exhibit L attached to this Second Amendment.

Section 3.           Borrowing Base.  Pursuant to Section 2.07(b) of the Credit Agreement, the requisite Lenders have determined that upon the Second Amendment Effective Date, the Borrowing Base in effect at such time shall be reduced from $900,000,000.00 to $825,000,000.00. Each party hereto agrees that the redetermination of the Borrowing Base provided for herein constitutes the Scheduled Redetermination to occur on September 1, 2025, for the purposes of Section 2.07(b) of the Credit Agreement and shall not be construed or deemed to be an Interim Redetermination for the purposes of Section 2.07(b) of the Credit Agreement. The Borrowing Base may be subject to further adjustment from time to time in accordance with the Credit Agreement.

Section 4.          Effectiveness.  This Second Amendment shall become effective as of October 9, 2025 (the “Second Amendment Effective Date”) on the first date on which each of the conditions set forth in this Section 4 is satisfied:

4.1     Amendment Documents.  The Administrative Agent shall have received duly executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Second Amendment and any other document to be executed and delivered in connection herewith from the Borrower, each Guarantor, the Administrative Agent, and KeyBanc Capital Markets, as applicable.

4.2      Title Information.  The Administrative Agent shall have received title information as the Administrative Agent may reasonably require, reasonably satisfactory to the Administrative Agent, setting forth the status of title to at least 85% of the PV-10 of the Borrowing Base Properties, including such purchase and sale agreements, assignments, bills of sale and other documentation reflecting the acquisition by the Borrower of the Borrowing Base Properties certified by a Responsible Officer of the Borrower to be true and correct.

4.3     Security Instruments.  The Administrative Agent shall have received Security Instruments, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by the Borrower and granting first and prior Liens, subject only to Permitted Liens, on properties constituting at least 85% of the PV-10 of the Borrowing Base Properties.

4.4      Payment of Fees & Expenses.  The Borrower shall have paid all amounts due and payable on or prior to the Second Amendment Effective Date to the extent invoiced two (2) Business Days prior to the Second Amendment Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

Section 5.           Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4	[Second Amendment]

Section 6.          Miscellaneous.  (a) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Second Amendment; (b) the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Second Amendment by electronic mail shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Section 7.        Ratification and Affirmation; Representations and Warranties.  The Borrower and each Guarantor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the date hereof and as of the Second Amendment Effective Date, after giving effect to the terms of this Second Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty (to the extent so qualified) shall continue to be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty (to the extent so qualified) shall continue to be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 8.            Loan Document.  This Second Amendment is a Loan Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

SECTION 9.    No Oral Agreements.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS SECOND AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN AND AMONG THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN AND AMONG SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

[Signature Pages Follow]

5	[Second Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	DP RBL CO LLC

	By:	/s/ Benjamin Sullivan
	Name:	Benjamin Sullivan
	Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

GUARANTORS:	BLUESTONE NATURAL RESOURCES II, LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

DP BLUEGRASS LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

DP LEGACY CENTRAL LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

Signature Page
DP RBL CO LLC – Second Amendment

DP TAPSTONE ENERGY HOLDINGS, LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

DP LEGACY TAPSTONE LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

DIVERSIFIED ENERGY MARKETING, LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

DP YELLOWJACKET HOLDCO LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

Signature Page
DP RBL CO LLC – Second Amendment

DM YELLOWJACKET HOLDCO LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

MAVERICK ASSET HOLDINGS LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

MAVERICK PERMIAN LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

MAVERICK PERMIAN AGENT CORP.

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

UNBRIDLED RESOURCES, LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

Signature Page
DP RBL CO LLC – Second Amendment

WHEELER MIDSTREAM, LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

MIDPOINT MIDSTREAM, LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

UNBRIDLED AGENT CORP

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

BREITBURN OPERATING LP

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

Signature Page
DP RBL CO LLC – Second Amendment

MAVERICK OPERATING GP, LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

BREITBURN TRANSPETCO LP LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

TRANSPETCO PIPELINE COMPANY, L.P.

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

BREITBURN TRANSPETCO GP LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

Signature Page
DP RBL CO LLC – Second Amendment

BREITBURN OKLAHOMA LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

PHOENIX PRODUCTION COMPANY

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

GTG PIPELINE LLC

By:	/s/ Benjamin Sullivan
Name:	Benjamin Sullivan
Title:	Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

Signature Page
DP RBL CO LLC – Second Amendment

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

KEYBANC CAPITAL MARKETS, as Coordinating Lead Arranger and Sole Bookrunner

By:	/s/ Brian Hunnicutt
Name:	Brian Hunnicutt
Title:	Managing Director

Signature Page
DP RBL CO LLC – Second Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Joint Lead Arranger, a Co-Syndication Agent and a Lender

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as Lead Sustainability Structuring Agent

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

Signature Page
DP RBL CO LLC – Second Amendment

CITIBANK, N.A., as a Joint Lead Arranger and a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

Signature Page
DP RBL CO LLC – Second Amendment

CITIZENS BANK, N.A., as Joint Lead Arranger, a Co-Syndication Agent and a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

Signature Page
DP RBL CO LLC – Second Amendment

MIZUHO BANK, LTD., as a Joint Lead Arranger, Co-Syndication Agent and a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

Signature Page
DP RBL CO LLC – Second Amendment

TRUIST BANK, as a Joint Lead Arranger, a Co-Syndication Agent and a Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Director

Signature Page
DP RBL CO LLC – Second Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Joint Lead Arranger, a Co-Documentation Agent and a Lender

By:	/s/ Matthew A. Turner
Name:	Matthew A. Turner
Title:	Senior Vice President

Signature Page
DP RBL CO LLC – Second Amendment

DNB BANK ASA, NEW YORK BRANCH, as a Co-Documentation Agent and a Co-Sustainability Structuring Agent

By:	/s/ Scott L. Joyce
Name:	Scott L. Joyce
Title:	Senior Vice President

By:	/s/ Aleksander Lende
Name:	Aleksander Lende
Title:	First Vice President

DNB CARNEGIE, INC. (f/k/a DNB Markets, Inc.), as a Joint Lead Arranger

By:	/s/ Daniel Hochstadt
Name:	Daniel Hochstadt
Title:	Managing Director

By:	/s/ Emilio Fabbrizzi
Name:	Emilio Fabbrizzi
Title:	Managing Director

DNB CAPITAL LLC as a Lender

By:	/s/ Scott L. Joyce
Name:	Scott L. Joyce
Title:	Senior Vice President

By:	/s/ Aleksander Lende
Name:	Aleksander Lende
Title:	First Vice President

Signature Page
DP RBL CO LLC – Second Amendment

MUFG BANK LTD., as a Joint Lead Arranger and a Lender

By:	/s/ Edward Andrew
Name:	Edward Andrew
Title:	Authorized Signatory

Signature Page
DP RBL CO LLC – Second Amendment

BARCLAYS BANK PLC, as a Joint Lead Arranger and a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page
DP RBL CO LLC – Second Amendment

FIRST HORIZON BANK, as a Lender

By:	/s/ W. David McCarver IV
Name:	W. David McCarver IV
Title:	Senior Vice President

Signature Page
DP RBL CO LLC – Second Amendment

SYNOVUS BANK, as a Lender

By:	/s/ Hoyt Elliott
Name:	Hoyt Elliott
Title:	SVP

Signature Page
DP RBL CO LLC – Second Amendment

CITY NATIONAL BANK OF WEST VIRGINIA, as a Lender

By:	/s/ Brian Parrott
Name:	Brian Parrott
Title:	Senior Vice President

Signature Page
DP RBL CO LLC – Second Amendment

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

Signature Page
DP RBL CO LLC – Second Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Vice President

Signature Page
DP RBL CO LLC – Second Amendment

MERCURIA INVESTMENTS U.S., INC., as a Lender

By:	/s/ Steven Bunkin
Name:	Steven Bunkin
Title:	Secretary

Signature Page
DP RBL CO LLC – Second Amendment

EXHIBIT K

[FORM OF]

DIVERSIFIED DISTRIBUTIONS CERTIFICATE

[          ], 20[ ]1

The undersigned certifies that he/she is a Financial Officer of DP RBL CO LLC, a Delaware limited liability company (the “Borrower”), and that he/she is authorized to execute this certificate on behalf of the Borrower. Pursuant to Section 8.01(w) of the Second Amended and Restated Revolving Credit Agreement, dated as of March 14, 2025, among the Borrower, KeyBank National Association, as Administrative Agent, and the other parties and lenders which are or become a party thereto (the “Lenders”) (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Credit Agreement), the undersigned, not in any individual capacity, represents and warrants as follows:

(a)
Diversified intends to make a Diversified Distribution on [                 ], 20[ ] [for the purpose of [purchasing shares of the Parent’s common Equity Interests on the open market] [paying dividends with respect to common Equity Interests in the Parent]] [consisting of cash payments made by Diversified in respect of the Nordic Bond Indebtedness];[2]

(b)	the amount of such Diversified Distribution is [___]; and

(c)	after giving pro forma effect to such Diversified Distribution (including any Borrowing incurred in connection therewith):[3]

[the Borrower’s ratio of Total Net Debt as of such date to EBITDAX for the four Fiscal Quarters most recently ended for which financial statements are available is less than 1.50 to 1.00 and the Borrower’s Liquidity is greater than 20% of the then effective Borrowing Base. Attached hereto as Annex A are reasonably detailed calculations demonstrating such compliance.]

[(A) Available Diversified Free Cash Flow for the most recently ended Test Period for which financial statements are available is greater than $0.00, (B) the ratio of Total Net Debt to EBITDAX for the most recent four Fiscal Quarters for which financial statements are available does not exceed 2.0 to 1.0, (C) the Borrower’s Liquidity is equal to or greater than 20% of the then effective Borrowing Base, and (D) no Default, Event or Default or Borrowing Base Deficiency has occurred and is continuing or would occur as a result.  Attached hereto as Annex A are reasonably detailed calculations demonstrating such compliance, including, without limitation, to the extent applicable, calculations consistent with those set forth in Annex A hereto.]

[Signature page follows.]

1 To be delivered concurrently with the making of any Diversified Distribution (or, if applicable, on the Payment Date described in the proviso to Section 9.04(a) of the Credit Agreement).

2 Include only relevant purpose of the Diversified Distribution.

3 Borrower to include language on which it is relying in connection with this Diversified Distribution.

Exhibit K

EXECUTED AND DELIVERED as of the date first written above.

DP RBL CO LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT L

[FORM OF]

RESTRICTED PAYMENTS CERTIFICATE

[              ], 20[ ]1

The undersigned certifies that he/she is a Financial Officer of DP RBL CO LLC, a Delaware limited liability company (the “Borrower”), and that he/she is authorized to execute this certificate on behalf of the Borrower. Pursuant to Section 8.01(x) of the Second Amended and Restated Revolving Credit Agreement, dated as of March 14, 2025, among the Borrower, KeyBank National Association, as Administrative Agent, and the other parties and lenders which are or become a party thereto (the “Lenders”) (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Credit Agreement), the undersigned, not in any individual capacity, represents and warrants as follows:

(a)
[the Restricted Payments (including any Diversified Distributions), if any, made by the Borrower during the Fiscal Quarter ended [____] [__], 20[_] pursuant to [Section 9.04(a)(v)] [and] [Section 9.04(a)(vi)] of the Credit Agreement are set forth in Annex A attached hereto.] [no Restricted Payments pursuant to [Section 9.04(a)(v)] [and] [Section 9.04(a)(vi)] of the Credit Agreement were made by the Borrower during the Fiscal Quarter ended [___] [_], 20[_].]

(b)
[The Borrower was in compliance with [Section 9.04(a)(v)] [and] [Section 9.04(a)(vi)] of the Credit Agreement at such times as required therein as of the date of each such Restricted Payment set forth in Annex A. Attached hereto as Annex B are reasonably detailed calculations demonstrating such compliance, including, without limitation, to the extent applicable, calculations consistent with those set forth in Annex B hereto.][2]

[Signature page follows.]

1 To be delivered within five (5) Business Days after the end of each Fiscal Quarter.

2 Only include if any Restricted Payments were made in the relevant Fiscal Quarter.

Exhibit L

EXECUTED AND DELIVERED as of the date first written above.

DP RBL CO LLC,
a Delaware limited liability company

By:
Name:
Title: